TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, as supplemented for the Fund listed below

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Transamerica Large Cap Value

Effective July 31, 2012, the “Shareholder Information” section of the Prospectuses is supplemented with the following.

Prior Performance for Similar Accounts

The past performance of the Other Accounts, as defined below, is not indicative of future rates of return, nor is that past performance an indication of future fund performance. A fund’s actual performance may vary significantly from the past performance of the relevant composite. Differences in asset size and cash flows may result in different security selections, differences in relative weightings of securities or differences in prices paid for particular portfolio holdings. In addition, the Other Accounts were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite.

The composite performance presented below is shown on both a gross and net basis. The gross performance results do not reflect the deduction of management fees and other charges applicable to the accounts that make up the composite. The composite net performance results have been prepared and adjusted by TAM to reflect the current operating expenses of Class A shares of the fund. The bar chart does not reflect Class A sales charges. If it did, returns would be lower. Where indicated in the table, net performance reflects the deduction of the maximum 5.50% front-end sales charge with respect to Class A shares. The net performance for other share classes will vary due to differences in sales charge structure and class expenses. The bar chart illustrates the variability of the returns of the composite. The table compares the investment results for the composite to that of an index measuring the broad market over different periods of time.

Levin Capital Strategies, L.P. The performance information shown below represents a composite of the prior performance of all discretionary accounts (the “Other Accounts”) managed by Levin Capital Strategies, L.P. (the “sub-adviser”) with substantially similar investment objectives, policies and strategies as Transamerica Large Cap Value. The sub-adviser has provided the historical gross performance data shown for the composite. The data was prepared in compliance with the Global Investment Performance Standards. This methodology differs from the guidelines of the Securities and Exchange Commission for calculating performance of mutual funds.

The composite performance is not that of the fund, should not be interpreted as indicative of the fund’s future performance, and should not be considered a substitute for the fund’s performance.

Year-by-Year Total Return as of 12/31 each year (%)

Levin Capital Strategies, L.P.: Large Cap Value

Average Annual Total Returns (for periods ended December 31, 2011)

	1 Year	5 Years	10 Year
Levin Capital Strategies, L.P.: Large Cap Value (gross of all expenses and sales charges)	-3.86%	2.18%	7.74%
Levin Capital Strategies, L.P.: Large Cap Value (net of expenses and sales charges)	-10.25%	-0.19%	5.83%
Levin Capital Strategies, L.P.: Large Cap Value (net of expenses and excluding sales charges)	-5.02%	0.94%	6.43%
Russell 1000® Value (Net) Index	0.39%	-2.64%	3.89%

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Investors Should Retain this Supplement for Future Reference

July 30, 2012